As Filed with the Securities and Exchange Commission
                      on October 27, 1995, File No. 2-62436


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
                                                                    -----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             /_X__/

                                                                    -----
           Pre-Effective Amendment No. ___                          /____/

                                                                    -----
          Post-Effective Amendment No. 23                          /_X__/


                                     and/or
                                                                    -----
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    / X  /


           Amendment No. 22                                        /_X _/


                        (Check appropriate box or boxes)

                                PIONEER BOND FUND
               (Exact name of registrant as specified in charter)

                  60 State Street, Boston, Massachusetts 02109
                (Address of principal executive office) Zip Code

       Registrant's Telephone Number, including Area Code: (617) 742-7825

        Joseph P. Barri, Hale and Dorr, 60 State Street, Boston, MA 02109
                     (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

          ___ immediately upon filing pursuant to paragraph (b)

           X  on October 27, 1995 pursuant to paragraph (b)

          ___ 60 days  after  filing  pursuant  to  paragraph  (a)(1)
          ___ on [date] pursuant to paragraph (a)(1) of Rule 485

Registrant has registered an indefinite amount of securities under the Securities Act of 1993 pursuant to Section 24(f) of the Investment Company Act of 1940. The Registrant filed the notice required by Rule 24f-2 for its most recent fiscal year on August 29, 1995.


                         CALCULATION OF REGISTRATION FEE


  Title of            Amount of         Proposed             Proposed             Amount of
Securities Being     Shares Being    Maximum Offering    Maximum Aggregate       Registration
 Registered           Registered       Fee Per Unit        Offering Price            Fee

   Shares               67,232           $9.63                $647.444             $100.00*



                               Page 1 of 1 pages.
                          Exhibit Index is on Page __.

* This calculation has been made pursuant to Rule 24e-2 under the Investment Company Act of 1940. During its fiscal year ended June 30, 1995, the Registrant redeemed or repurchased 2,954,872 shares of beneficial interest ($26,503,240), of which 2,917,754 ($26,454,700) were utilized by the Registrant on its Rule 24f-2 Notice filed on August 29, 1995, and 37,118 are being used herein for purposes of reducing the filing fee payable herewith under Rule 24e-2. An additional 30,114 shares being registered hereby are valued at the public offering price of $9.63 as of October 16, 1995.



                               Page 2 of 2 pages.
                          Exhibit Index is on Page __.

                                PIONEER BOND FUND

                           CLASS A AND CLASS B SHARES

            Cross-Reference Sheet Showing Location in Prospectus and
                     Statement of Additional Information of
             Information Required by Items of the Registration Form

                                          Location in
                                          Prospectus or
                                          Statement of
                                          Additional
Form N-1A Item Number and Caption         Information

1.  Cover Page............................Prospectus - Cover Page

2.  Synopsis..............................Prospectus - Expense Information

3.  Condensed Financial Information.......Prospectus - Financial Highlights

4.  General Description of Registrant.....Prospectus - Investment Objectives
                                          and Policies; Management of the Fund;
                                          The Fund

5.  Management of the Fund................Prospectus - Management of the Fund

6.  Capital Stock and Other Securities....Prospectus - Investment Objectives
                                          and Policies; The Fund

7.  Purchase of Securities Being Offered..Prospectus - Fund Share Alternatives;
                                          How to Buy Fund Shares; Shareholder
                                          Services; Distribution Plans

8.  Redemption or Repurchase..............Prospectus - Fund Share Alternatives;
                                          How to Sell Fund Shares; Shareholder
                                          Services

9.  Pending Legal Proceedings.............Not Applicable

10. Cover Page............................Statement of Additional Information
                                          - Cover Page

                                          Location in
                                          Prospectus or
                                          Statement of
                                          Additional
Form N-1A Item Number and Caption         Information


11. Table of Contents.....................Statement of Additional Information
                                          - Cover Page

12. General Information and History.......Statement of Additional Information
                                          - Cover Page; Description of Shares

13. Investment Objectives and Policies....Statement of Additional Information
                                          - Investment Policies and Restrictions

14. Management of the Fund................Statement of Additional Information
                                          - Management of the Fund; Investment
      Adviser

15. Control Persons and Principal Holders
        of Securities.....................Statement of Additional Information
                                          - Management of the Fund

16. Investment Advisory and Other
        Services..........................Statement of Additional Information
                                          - Management of the Fund; Investment
                                          Adviser; Underwriting Agreement and
                                          Distribution Plans; Shareholder
                                          Servicing/Transfer Agent; Custodian;
                                          Independent Public Accountants

17. Brokerage Allocation and Other
        Practices.........................Statement of Additional Information
                                          - Portfolio Transactions

18. Capital Stock and Other Securities....Statement of Additional Information
                                          - Description of Shares; Certain
                                          Liabilities

                                          Location in
                                          Prospectus or
                                          Statement of
                                          Additional
Form N-1A Item Number and Caption         Information


19. Purchase Redemption and Pricing of
        Securities Being Offered..........Statement of Additional Information
                                          - Determination of Net Asset Value;
                                          Systematic Withdrawal Plan; Letter
                                          of Intention

20. Tax Status............................Statement of Additional Information
                                          - Tax Status

21. Underwriters..........................Statement of Additional Information
                                          - Principal Underwriter; Underwriting
                                          Agreement and Distribution Plans

22. Calculation of Performance Data.......Statement of Additional Information
                                          - Investment Results


23. Financial Statements..................Statement of Additional Information
                                          - Financial Statements

                                                                [Pioneer logo]
Pioneer
Bond
Fund



Class A and Class B Shares
Prospectus
October 27, 1995



Pioneer Bond Fund (the "Fund") seeks current income from a high quality portfolio with due regard to preservation of capital and prudent investment risk. Consistent therewith, the Fund also seeks to maintain dividend payments at a relatively stable level. At least 85% of the Fund's total assets must be invested in debt securities issued or guaranteed by the United States ("U.S.") Government or its agencies or instrumentalities, debt securities (including convertible securities) rated within the three highest grades by the major recognized bond services and comparably rated commercial paper and cash and cash equivalents. The Fund may invest the balance (up to 15%) of its total assets in debt securities that are rated in the fourth highest grade by the major recognized bond services and in commercial paper that is of comparable quality.


Fund returns and share prices fluctuate and the value of your account, upon redemption, may be more or less than the value of your original investment. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


This Prospectus (Part A of the Registration Statement) provides the information about the Fund that you should know before investing in the Fund. Please read and retain it for your future reference. More information about the Fund is included in the Statement of Additional Information (Part B of the Registration Statement), also dated October 27, 1995, which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information and the Fund's most recent Annual Report may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Other information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge.




             TABLE OF CONTENTS                                            PAGE
--------     -------------------------------------------------         -------
I.           EXPENSE INFORMATION                                              2
II.          FINANCIAL HIGHLIGHTS                                             3
III.         INVESTMENT OBJECTIVES AND POLICIES                               4
IV.          MANAGEMENT OF THE FUND                                           5
V.           FUND SHARE ALTERNATIVES                                          6
VI.          SHARE PRICE                                                      6
VII.         HOW TO BUY FUND SHARES                                           6
              Class A Shares                                                  7
              Class B Shares                                                  8
VIII.        HOW TO SELL FUND SHARES                                          9
IX.          HOW TO EXCHANGE FUND SHARES                                     10
X.           DISTRIBUTION PLANS                                              11
XI.          DIVIDENDS, DISTRIBUTIONS AND TAXATION                           11
XII.         SHAREHOLDER SERVICES                                            12
              Account and Confirmation Statements                            12
              Additional Investments                                         12
              Automatic Investment Plans                                     12
              Financial Reports and Tax Information                          12
              Distribution Options                                           13
              Directed Dividends                                             13
              Direct Deposit                                                 13
              Voluntary Tax Withholding                                      13
              Telephone Transactions and Related Liabilities                 13
              FactFone(SM)                                                   13
              Retirement Plans                                               13
              Telecommunications Device for the Deaf (TDD)                   13
              Systematic Withdrawal Plans                                    13
              Reinstatement Privilege (Class A Shares Only)                  14
XIII.        THE FUND                                                        14
XIV.         INVESTMENT RESULTS                                              14



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION


   This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects estimated annual operating expenses based upon actual expenses of the Class A and Class B shares for the fiscal year ended June 30, 1995.




                                                Class A    Class B
                                                --------   ----------
Shareholder Transaction Expenses
 Maximum Initial Sales Charge on
    Purchases (as a percentage of
    offering price)                             4.50%(1)   none
 Maximum Sales Charge on Reinvestment of
    Dividends                                   none       none
 Maximum Deferred Sales Charge                  none(1)    4.00%
 Redemption Fee(2)                              none       none
 Exchange Fee                                   none       none
Annual Operating Expenses
   (as a percentage of average net assets):
 Management Fee                                 0.50%      0.50%
 12b-1 Fees                                     0.20%      1.00%
 Other Expenses                                 0.44%      0.47%
                                               ------      -------
Total Operating Expenses                        1.14%      1.97%
                                               ======      =======



(1) Purchases of $1,000,000 or more and certain purchases by participants in a group plan ("Group Plan") are not subject to an initial sales charge but may be subject to a contingent deferred sales charge as further described under "How to Buy Fund Shares."

(2) Separate fees (currently $10 and $20, respectively) apply to domestic and international wire transfers of redemption proceeds.

 Example:

   You would pay the following dollar amounts on a $1,000 investment, assuming a 5% annual return and redemption at the end of each of the time periods:



                        1 Year   3 Years   5 Years    10 Years
                        -----    -------   -------    ---------
Class A Shares          $56      $80       $105       $177
Class B Shares
 - Assuming
  complete
  redemption at end
  of period             $60      $92       $126       $230*
 - Assuming no
  redemption            $20      $62       $106       $230*

*Class B shares convert to Class A shares eight years after purchase;
 therefore, Class A expenses are used after year eight.


   The example above assumes the reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.


   The example is designed for informational purposes only, and should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.


   For further information regarding management fees, 12b-1 fees and other expenses of the Fund, including information regarding the basis upon which management fees and 12b-1 fees are paid, see "Management of the Fund," "Distribution Plans" and "How to Buy Fund Shares" in this Prospectus and "Management of the Fund" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information. The Fund's payment of a 12b-1 fee may result in long-term shareholders indirectly paying more than the economic equivalent of the maximum sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").


   The maximum initial sales charge is reduced on purchases of specified amounts of Class A shares and the value of Class A shares owned in other Pioneer mutual funds is taken into account in determining the applicable initial sales charge. See "How to Buy Fund Shares." No sales charge is applied to exchanges of shares of other publicly available mutual funds in the Pioneer complex. See "How to Exchange Fund Shares."

II. FINANCIAL HIGHLIGHTS


   The following information has been derived from financial statements which have been audited by Arthur Andersen LLP, independent public accountants, in connection with their audit of the Fund's financial statements. Arthur Andersen LLP's report on the Fund's financial statements as of June 30, 1995 appears in the Fund's Annual Report, which is incorporated by reference in the Statement of Additional Information. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.



PIONEER BOND FUND
Selected Data for a Class A Share Outstanding:



                                                         For the Year Ended June 30,
                          ------------------------------------------------------------------------------------------
                          1995      1994     1993     1992      1991     1990     1989     1988      1987      1986
                          -----     -----    -----    -----     -----    -----    -----    -----     -----    -------

Net asset value,
  beginning of year       $ 9.04    $ 9.81   $ 9.37   $ 8.99   $ 8.92    $ 9.18   $ 9.04   $ 9.22    $ 9.62    $ 9.25
                          ------    ------   ------ -  -----   -------   ------   ------   ------    ------    -------
Increase (decrease) from
  investment operations:
 Net investment income    $ 0.68    $ 0.67   $ 0.70   $ 0.74   $ 0.79    $ 0.82   $ 0.81   $ 0.81    $ 0.83    $ 0.94
 Net realized and
  unrealized gain
  (loss) on investments     0.31     (0.77)    0.44     0.39     0.07     (0.27)    0.14    (0.18)    (0.40)     0.41
                          ------    ------   ------ -  -----   -------   ------   ------   ------    ------    -------
  Total increase
    (decrease) from
    investment operations $ 0.99    $(0.10)  $ 1.14   $ 1.13   $ 0.86    $ 0.55   $ 0.95   $ 0.63    $ 0.43    $ 1.35
Distributions to
  shareholders from:
 Net investment income     (0.68)    (0.67)   (0.70)   (0.75)   (0.79)    (0.81)   (0.81)   (0.81)    (0.83)    (0.98)
Net increase (decrease)
  in net asset value      $ 0.31    $(0.77)  $ 0.44   $ 0.38   $ 0.07    $(0.26)  $ 0.14   $(0.18)   $(0.40)   $ 0.37
                          ------    ------   ------ -  -----   -------   ------   ------   ------    ------    -------
Net asset value, end
  of year                 $ 9.35    $ 9.04   $ 9.81   $ 9.37   $ 8.99    $ 8.92   $ 9.18   $ 9.04    $ 9.22    $ 9.62
                          ======    ======   ======   ======   ======    ======   ======   ======    ======    =======
Total return*             11.48%   (1.26)%   12.67%   13.03%   10.13%     6.24%   11.17%    7.16%     4.57%    15.33%
Ratio of net operating
  expenses to average net
  assets                   1.14%     1.05%    1.10%    1.09%    1.02%     0.88%    0.86%    0.88%     0.86%     1.00%
Ratio of net investment
  income to average net
  assets                   7.55%     6.93%    7.37%    8.04%    8.82%     9.01%    8.99%    8.90%     8.45%    10.27%
Portfolio turnover rate      37%       39%      37%      17%      20%       34%      34%      20%       19%       27%
Net assets, end of year
  (in thousands)        $110,158  $106,659 $112,900 $102,503  $76,476   $74,137  $64,261  $53,090   $50,909   $29,923
Ratios assuming no
  reduction of
  management fees or
  expenses by Pioneering
  Management Corporation
  ("PMC")
   Net operating
    expenses                  --        --       --       --       --        --       --       --        --     1.19%
   Net investment
    income                    --        --       --       --       --        --       --       --        --     9.55%



Selected Data for a Class B Share Outstanding**



                                               Year Ended
                                                June 30,       Period Ended
                                                  1995         June 30, 1994
                                               ------------   --------------
Net asset value, beginning of period           $ 9.02          $ 9.23
Increase (decrease) from investment
  operations:
 Net investment income                         $ 0.60          $ 0.14
 Net realized and unrealized gain (loss)
  on investments                                 0.31           (0.21)
                                               --------       ----------
   Total increase (decrease) from
  investment operations                        $ 0.91          $(0.07)
Distributions to shareholders from:
 Net investment income                          (0.62)          (0.14)
Net increase (decrease) in net asset
  value                                        $ 0.29          $(0.21)
                                               --------       ----------
Net asset value, end of period                 $ 9.31          $ 9.02
                                               ========       ==========
Total return*                                   10.57%          (0.73)%
Ratio of net operating expenses to average
  net assets                                     1.97%           1.92%***
Ratio of net investment income to average
  net assets                                     6.60%           6.09%***
Portfolio turnover rate                            37%             39%***
Net assets, end of period (in thousands) ..    $7,338          $1,212



  * Assumes initial investment at net asset value at the beginning of each year, reinvestment of all dividends and distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.



 ** Class B shares were publicly offered on April 4, 1994.



*** Annualized.

III. INVESTMENT OBJECTIVES AND POLICIES



   The Fund's primary objective is to provide current income from a high quality portfolio with due regard to preservation of capital and prudent investment risk. The Fund has a secondary objective of maintaining a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the high quality of the Fund's portfolio.


   At least 85% of the Fund's total assets must be invested in (a) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (b) investment-grade securities, that is, debt securities, including convertible securities, that are rated "A" or higher by the major recognized bond services (for a description of ratings see the Appendix to the Statement of Additional Information), and comparably rated commercial paper and (c) cash and cash equivalents (such as certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances).

   The Fund may also invest up to 15% of its total assets in debt securities, including convertible securities, which are rated in the fourth highest grade by the major recognized bond services and commercial paper which is comparable. Securities in the fourth highest grade (i.e., rated Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Ratings Group) are considered medium grade, neither highly protected nor poorly secured, with some elements of uncertainty over any great length of time and certain speculative characteristics as well.

   None of the Fund's portfolio may be invested in debt securities which are rated below the fourth highest grade or are unrated, except that the Fund may hold debt securities the ratings of which are reduced subsequent to purchase. The Fund may not invest in preferred or common stocks.


   The Fund may invest in the following mortgage-backed securities. Collateralized mortgage obligations ("CMOs") are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed to a special purpose entity, then through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. A real estate mortgage investment conduit ("REMIC") is a form of CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may acquire "regular" interests in REMICs but does not intend, under current tax law, to acquire residual interests in REMICs. Mortgage-backed securities are derivative securities and provide for payments based on or derived from the performance of the underlying mortgage assets. Risks associated with mortgage-backed securities include the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in debt obligations can be expected to rise. Conversely, when interest rates rise the value of an investment in debt obligations can be expected to decline. Like other debt obligations, when interest rates rise the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as that of other debt obligations. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.


   Not more than 15% of the Fund's assets may be invested in foreign securities and not more than 5% of its total assets may be invested in foreign securities that are not listed on a recognized foreign or domestic exchange, provided that purchases of Canadian securities are not subject to the limitations in this paragraph. Investments in foreign securities may be subject to risks including, but not limited to, foreign taxes and restrictions, illiquidity and fluctuations in currency values. In addition, the financial information available on issuers of foreign debt securities is frequently not as accurate or complete as would be available for a comparable domestic issuer. See "Other Policies and Risks" in the Statement of Additional Information.

   The Fund's portfolio will be fully managed by purchasing and selling securities, as well as holding selected securities to maturity. The Fund's investment manager employs "cycle analysis" in the management of the Fund's portfolio. Cycle analysis is the process of managing the Fund's portfolio by analyzing the business and credit cycles of the economy to identify and monitor trends in interest rates and to identify fixed-income securities with characteristics most likely to meet the Fund's objectives at given stages in the cycles. Relying on analysis of economic indicators, as well as price, yield and maturity data of individual securities, this process requires ongoing adjustments to the portfolio based on the relative values or maturities of individual debt securities or changes in the creditworthiness or overall investment merit of an issue.

   Any such change in the portfolio may result in increases or decreases in the Fund's current income available for distribution to shareholders and in its holding of debt securities which sell at moderate to substantial premiums or discounts from face value. If the Fund's expectations of changes in interest rates or its evaluation of the normal yield relationships between two securities prove to be incorrect, the Fund's income, net asset value and potential capital gain may be reduced or its potential capital loss may be increased. An increase in interest rates will generally reduce the value of portfolio investments (and, therefore, the net asset value of the shares of the Fund), and a decline in interest rates will generally increase their value.

   It is the policy of the Fund not to engage in trading for short-term profits. The Fund will engage in portfolio trading if it believes a transaction net of costs (including custodian's fees) will contribute to the achievement of its investment objective.

   The foregoing objectives and investment policies (other than the discussion of "cycle analysis") may not be changed without shareholder approval. Government securities include U.S. Treasury obligations such as bills, bonds and notes which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities supported by the full faith and credit of the U.S. Treasury (securities of the Government National Mortgage Association, "GNMA"), the authority of the U.S. Government to purchase certain obligations of the issuer (securities of the Federal National Mortgage Association, "FNMA"), the limited authority of the issuer to borrow from the U.S. Treasury (securities of the Student Loan Marketing Association) or only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not legally obligated to do so. Interest payments of U.S. Treasury obligations are generally fixed. Other investment policies and restrictions on investment are described in the Statement of Additional Information, including a policy on lending portfolio securities. Since all investments are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors, the Fund, of course, cannot assure that its investment objectives will be achieved.


IV. MANAGEMENT OF THE FUND


   The Fund's Board of Trustees has overall responsibility for management and supervision of the Fund. There are currently eight Trustees, six of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Board meets at least quarterly. By virtue of the functions performed by PMC as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names and general background of each Trustee and executive officer of the Fund.



   Each domestic fixed income portfolio managed by PMC, including the Fund, is overseen by the Domestic Fixed Income Portfolio Management Committee, which consists of PMC's most senior domestic fixed income professionals, and a Portfolio Management Committee, which consists of PMC's fixed income portfolio managers. Both committees are chaired by Mr. David Tripple, PMC's President and Chief Investment Officer and Executive Vice President of each of the Pioneer mutual funds. Mr. Tripple joined PMC in 1974 and has had general responsibility for PMC's investment operations and specific portfolio assignments for over five years. Fixed income investments at PMC, including those made on behalf of the Fund, are under the general supervision of Mr. Sherman Russ, a Senior Vice President of PMC. Mr. Russ joined PMC in 1983 and has been responsible for the day-to-day management of the Fund since March 1988.



   The Fund is managed under a contract with PMC. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Board of Trustees. PMC is a wholly-owned subsidiary of The Pioneer Group, Inc. ("PGI"), a Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly-owned subsidiary of PGI, is the principal underwriter of shares of the Fund.


   In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109.

   Under the terms of its contract with the Fund, PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund. PMC pays all the ordinary operating expenses, including executive salaries and the rental of certain office space, related to its services for the Fund with the exception of the following which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with the SEC, individual states or blue sky securities agencies, territories and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the Fund who are not affiliated with or interested persons of PMC, the Fund (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition to the expenses described above, the Fund shall pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.


   Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of the Fund or other Pioneer mutual funds. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.


   As compensation for its management services and certain expenses which PMC incurs, PMC is entitled to a manage-ment fee equal to 0.50% per annum of the Fund's average daily net assets. The fee is normally computed daily and paid monthly. During the fiscal year ended June 30, 1995, the Fund incurred expenses of approximately $1,271,000, including management fees paid or payable to PMC of $546,000.


   John F. Cogan, Jr., Chairman and President of the Fund, Chairman of PFD, President and a Director of PGI and Chairman and a Director of PMC, owned approximately 15% of the outstanding capital stock of PGI as of the date of this Prospectus.

V. FUND SHARE ALTERNATIVES

   The Fund continuously offers two Classes of shares designated as Class A and Class B shares, as described more fully in "How to Buy Fund Shares." If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.

   Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase, however, shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge ("CDSC"). Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.

   Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after the initial purchase.

   Purchasing Class A or Class B Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares.

   Investment dealers and their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.

VI. SHARE PRICE

   Shares of the Fund are sold at the public offering price, which is the net asset value per share plus the applicable sales charge. Net asset value per share of a Class of the Fund is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, as of the close of regular trading on the Exchange.

VII. HOW TO BUY FUND SHARES

   You may buy Fund shares at the public offering price from any securities broker-dealer which has a sales agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292 for assistance.


   The minimum initial investment is $1,000 for Class A and Class B shares except as specified below. The minimum initial investment is $50 for Class A accounts being established to utilize monthly bank drafts, government allotments, payroll deduction and other similar automatic investment plans. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charges or minimum requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $50 for Class A shares and $500 for Class B shares except that the subsequent minimum investment amount for Class B share accounts may be as little as $50 if an automatic investment plan is established (see "Automatic Investment Plans").



   Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicated otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be available to other types of retirement plan accounts. Call PSC for more information.



   You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PCS will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.



   Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's acceptance of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.



Class A Shares


   You may buy Class A shares at the public offering price, that is, at the net asset value per share next computed after receipt of a purchase order, plus a sales charge as follows:

                            Sales Charge as a % of
                           -------------------------
                                                          Dealer
                                                         Allowance
                                            Net          as a % of
                            Offering       Amount        Offering
Amount of Purchase           Price        Invested         Price
-----------------------    ----------   -----------    -------------
Less than $100,000            4.50%         4.71%          4.00%
$100,000 but less than
  $250,000                    3.50          3.63           3.00
$250,000 but less than
  $500,000                    2.50          2.56           2.00
$500,000 but less than
  $1,000,000                  2.00          2.04           1.75
$1,000,000 or more             -0-           -0-          see below


   No sales charge is payable at the time of purchase on investments of $1,000,000 or more or for participants in certain Group Plans (described below) subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Fund Shares." PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million; and 0.25% on the excess over $50 million. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "Waiver or Reduction of Contingent Deferred Sales Charge." These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD pays to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's Class A shares through such dealer.



   The schedule of sales charges above is applicable to purchases of Class A shares of the Fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Section 401 or 408 of the Code, although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. See the "Letter of Intention" section of the Account Application.



   Qualifying for a Reduced Sales Charge. Class A shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Class A shares of a Fund may be sold at net asset value per share without a sales charge to Optional Retirement Program participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment providers to Program participants and (iv) the Program provides for a matching contribution for each participant contribution. Information about such arrangements is available from PFD.


   Class A shares of the Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Fund and partners or employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the foregoing persons; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege is conditioned on the receipt by PFD of written notification of eligibility. Shares of the Fund may also be issued at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.

   Reduced sales charges for Class A shares are available through an agreement to purchase a specified quantity of Fund shares over a designated 13-month period by completing the "Letter of Intention" section of the Account Application. Information about the Letter of Intention Procedure, including its terms, is contained in the Statement of Additional Information.


   Investors who are clients of a broker-dealer with a current sales agreement with PFD may purchase shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within 60 days immediately preceding the purchase of shares of the Fund; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.



Class B Shares



   You may buy Class B shares without the imposition of an initial sales charge at net asset value per share next computed after receipt of a purchase order; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.


   The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

   The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

        Year Since            CDSC as a Percentage of Dollar
         Purchase                 Amount Subject to CDSC
-------------------------    --------------------------------
First                                      4.0%
Second                                     4.0%
Third                                      3.0%
Fourth                                     3.0%
Fifth                                      2.0%
Sixth                                      1.0%
Seventh and thereafter                     none

   Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

   Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service, which the Fund has obtained, or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling will continue to be in effect at the time any particular conversion would normally occur. The conversion of Class B shares to Class A shares will not occur if such ruling is no longer in effect and such an opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

   Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares and on any Class A shares subject to a CDSC may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of UGMAs, UTMAs and trust accounts, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).

   The CDSC on Class B shares and on any Class A shares subject to a CDSC may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an IRA, 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 70-1/2 may exceed the 10% limit only if the distribution amount is based on plan assets held by Pioneer) or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (c) the distribution is from a 401(a) or

401(k) retirement plan and is a return of excess employee deferrals or employee contributions; (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

   The CDSC on Class B shares and on any Class A shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if: (a) the redemption is made by any state, county, or city, or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable laws from paying a CDSC in connection with the acquisition of shares of any registered investment management company; or (b) the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account.

   Broker-Dealers. An order for either Class of Fund shares received by PFD from a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received prior to PFD's close of business (usually, 5:30 p.m. Eastern Time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business.

   General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.

VIII. HOW TO SELL FUND SHARES

   You can arrange to sell (redeem) Fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund.


   You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:



   (bullet) If you are selling shares from a retirement account, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-622-0176 for more information.


   (bullet) If you are selling shares from a non-retirement account, you may use any of the methods described below.

   Your shares will be sold at the share price next calculated after your order is received and accepted less any applicable CDSC. Sale proceeds generally will be sent to you in cash, normally within seven days after your order is accepted. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.


   In Writing. You may always sell your shares by delivering a written request, signed by all registered owners, in good order to PSC, however, you must use a written request, including a signature guarantee, to sell your shares if any of the following situations applies:


   (bullet) you wish to sell over $50,000 worth of shares,

   (bullet) your account registration or address has changed within the last
            30 days,

   (bullet) the check is not being mailed to the address on your account
            (address of record),

   (bullet) the check is not being made out to the account owners, or


   (bullet) the sale proceeds are being transferred to a Pioneer mutual fund account with a different registration.



   Your request should include your name, the Fund's name, your fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and meet any other applicable requirements as described below. Unless instructed otherwise, PSC will send the proceeds of the sale to the address of record. Fiduciaries or corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.



   Written requests will not be processed until they are received in good order and accepted by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, any certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.



   By Telephone or by Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicated otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts. A maximum of $50,000 per account per day may be redeemed by telephone or fax and the proceeds may be received by check or by bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to your bank wire address of record which must have been properly pre-designated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone and fax redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.


   Selling Shares Through Your Broker-Dealer. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

   Small Accounts. The minimum account value is $500. If you hold shares of the Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.


   CDSC on Class A Shares. Purchases of Class A shares of $1,000,000 or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer mutual fund will continue to be subject to the CDSC until the original 12-month period expires. However, no CDSC is payable upon redemption with respect to Class A shares purchased by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.


   General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

   Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

IX. HOW TO EXCHANGE FUND SHARES

   Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the Fund out of which you wish to exchange and the name of the Fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.


   Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicated otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each telephone exchange request, whether by voice or FactFone(SM), will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.



   Automatic Exchanges. You may automatically exchange shares from one Pioneer mutual fund account for shares of the same Class in another Pioneer mutual fund account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the 18th day of the month.



   General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.


   Class A or Class B shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned Class B shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.

   Exchange requests received by PSC before 4:00 p.m. Eastern Time will be effective on that day if the requirements below have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another Fund.

Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.


   You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. To prevent abuse of the exchange privilege to the detriment of other Fund shareholders, the Fund and PFD reserve the right to limit the number and/or frequency of exchanges and/or to charge a fee for exchanges. The exchange privilege may be changed or discontinued and may be subject to additional limitations, including certain restriction on purchases by market timer accounts.


X. DISTRIBUTION PLANS

   The Fund has adopted a Plan of Distribution for both Class A shares ("Class A Plan") and Class B shares ("Class B Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and service fees are paid.

   Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Fund's Class A shares with no initial sales charge (See "How to Buy Fund Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

   Expenditures of the Fund pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of the Fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan does not provide for the carryover of reimbursable expenses beyond twelve months from the time the Fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the Fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the Fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the Fund has twelve months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the Fund during such twelve-month period shall not exceed 0.25% of the Fund's average daily net assets during such period. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund.

   The Class B Plan provides that the Fund will pay a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to Class B shares. The distribution fee is intended to compensate PFD for its distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B shares.

   Commissions of 4%, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested in Class B shares, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the 13th month following the purchase. Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

XI. Dividends, Distributions and Taxation


   The Fund has elected to be treated, has qualified, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay federal income taxes on income and capital gains distributed to shareholders at least annually.


   Under the Code, the Fund will be subject to a nondeductible 4% excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

   Each business day the Fund declares a dividend consisting of substantially all of its net investment income (earned interest income less expenses). Shares being purchased will begin earning dividends on the first business day following receipt of payment for purchased shares. Shares continue to earn dividends up to and including the date of redemption. Dividends are normally paid on the last business day of the month or shortly thereafter. Distributions from net short-term capital gains, if any, may be paid with such dividends; distributions from income and/or capital gains may also be made at such times as may be necessary to avoid federal income or excise tax.



   Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described below whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of distributions will be provided annually. See "Distribution Options" and "Directed Dividends."



   The Fund's dividends from its net investment income, income from securities lending, and certain net realized foreign exchange gains, and any net short-term capital gains are taxable to shareholders as ordinary income under the Code. Dividends from the Fund's net long-term capital gains are taxable to shareholders as long-term capital gains under the Code, regardless of a shareholder's holding period for his Fund shares.



   The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including, in some cases, capital gains) from certain foreign investments, which will reduce its return from those investments. The Fund will not qualify to pass such taxes through to its shareholders, who accordingly will neither treat such taxes as additional income nor be entitled to any foreign tax credits or deductions with respect to such taxes.



   Dividends and other distributions and the proceeds of redemptions, exchanges or repurchase of Fund shares paid to individuals and other non-exempt payees will be subject to a 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and the shareholder is not subject to such backup withholding or if the Fund receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.



   The description above relates only to federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents, or U.S. corporations, partnerships, trusts or estates and who are subject to U.S. federal income tax. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. government securities, provided in some states that certain thresholds for holdings of such securities and/or reporting requirements are satisfied. The Fund will report annually to its shareholders the percentage of interest income earned from such U.S. government securities during the preceding year. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. Shareholders should consult their own tax adviser regarding this possibility and other tax consequences under state, local and other applicable tax laws.


XII. SHAREHOLDER SERVICES

   PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly-owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Shareholder Services, Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as the custodian of the Fund's securities and other assets. The principal business address of the mutual fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Account and Confirmation Statements


   PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing the details of transactions are sent to shareholders quarterly for dividend reinvestment and Automatic Investment Plan transactions and more frequently for other types of transactions. The Pioneer Combined Account Statement, mailed quarterly, is available to all shareholders who have more than one Pioneer mutual fund account.



   Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services that might not be available are investment or redemption of shares by mail, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intention, Rights of Accumulation, telephone purchases, exchanges and redemptions and newsletters.


Additional Investments

   Additions to a shareholder's account may be made by sending a check (minimum of $50 for Class A shares and $500 for Class B shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments. Additions to a shareholder's account, whether by check or through an Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of regular trading on the Exchange on the day of receipt.

Automatic Investment Plans

   You may arrange for regular automatic investments of $50 or more through government/military allotments or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a preauthorized electronic funds transfer or draft drawn on a checking account. Investomatic Plan investments are voluntary, and you may discontinue the Plan without penalty upon 30 days' written notice to PSC. PSC acts as agent for the purchaser, the broker-dealer and PFD in maintaining these plans.

Financial Reports and Tax Information

   As a shareholder, you will receive financial reports at least semi-annually. In January of each year the Fund will mail to you information about the tax status of dividends and distributions.

Distribution Options

   Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application.

   Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or an account with a net asset value of less than $500. Changes in the distribution option may be made by written request to PSC.

Directed Dividends


   You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer
II). Invested dividends may be in any amount. There are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations i.e., PGI IRA Cust for John Smith may only go into another account registered PGI IRA Cust for John Smith.


Direct Deposit


   If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan ("SWP"), you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.


Voluntary Tax Withholding


   You may request (in writing) that PSC withhold 28% of the dividends and capital gain distributions paid from an account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.


Telephone Transactions and Related Liabilities


   Your account is automatically authorized to have telephone transaction privileges unless you indicated otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 8:00 p.m. Eastern time on weekdays. See "Share Price" for more information. Computer-assisted transactions are available to shareholders who have pre-recorded certain bank information (see FactFone(SM)). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. See "Share Price" for more information. To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, PSC or PFD will be responsible for the authenticity of instructions received by telephone, therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.


   During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.


FactFone(SM)



   FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFone(SM) allows you to obtain current information on your Pioneer accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). See "How to Buy Fund Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.


Retirement Plans


   Interested persons should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to retirement plans for business, age-weighted profit sharing plans, Simplified Employee Pension Plans, IRAs,
Section 401(k) salary reduction plans and Section 403(b) retirement plans for employees of certain non-profit organizations and public school systems, all of which are available in conjunction with investments in the Fund. The Pioneer Mutual Funds Account Application accompanying this Prospectus should not be used to establish such plans. Separate applications are required.


Telecommunications Device for the Deaf (TDD)

   If you have a hearing disability and you own TDD keyboard equipment, you can call our TDD number toll-free at 1-800-225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern Time, to contact our telephone representatives with questions about your account.

Systematic Withdrawal Plans


   If your account has a total value of at least $10,000 you may establish a SWP providing for fixed payments at regular intervals. Withdrawals from Class B share accounts are limited to 10% of the value of the account at the time the plan is implemented. See "Waiver or Reduction of Contingent Deferred Sales

Charge" for more information. Periodic checks of $50 or more will be sent to you, or any person designated by you, monthly or quarterly and your periodic redemptions of shares may be taxable to you. You may also direct that withdrawal checks be paid to another person, although if you make this designation after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may therefore be disadvantageous.

   You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

Reinstatement Privilege (Class A Shares Only)

   If you redeem all or part of your Class A shares of the Fund, you may reinvest all or part of the redemption proceeds without a sales commission in Class A shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the shares of the Fund after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinvestment occurs. Subject to the provisions outlined under "How to Exchange Fund Shares" above, you may also reinvest in certain other Pioneer mutual funds; in this case you must meet the minimum investment requirement for each fund you enter. The 90-day reinvestment period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado or earthquake.

   The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended, or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may obtain by calling 1-800-225-6292.

XIII. THE FUND

   The Fund is an open-end diversified management investment company (commonly referred to as a mutual fund) organized as a Massachusetts corporation on August 16, 1978 and reorganized as a Massachusetts business trust on December 31, 1985. The Fund will recognize stock certificates representing shares of Pioneer Bond Fund, Inc. issued prior to its reorganization as a Massachusetts business trust as evidence of ownership of an equivalent number of shares of beneficial interest. Any shareholder desiring to surrender a stock certificate to the Fund for a share certificate representing an equivalent number of shares of beneficial interest may do so by making a written request for the exchange to PSC. The request must be accompanied by the surrendered stock certificate which must be endorsed on the back exactly in the manner as the certificate is registered.


   The Fund has authorized an unlimited number of shares of beneficial interest and the Trustees are authorized to create additional series of the Fund. The Fund is not required to hold annual meetings, although special meetings may be called for the purposes of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any new series of the Fund, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of two Classes of shares, designated Class A and Class B. The shares of each Class represent an interest in the same portfolio of investments of the Fund. Each Class has equal rights as to voting, redemption, dividends and liquidation, except that each Class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular Class. Class A and Class B shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.


XIV. INVESTMENT RESULTS


   The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 4.50%; for Class B shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.


   One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

   Other investments or savings vehicles and/or unmanaged market indexes, indicators of economic activity or averages of mutual fund results may be cited or compared with the investment performance of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.


   The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

THE PIONEER FAMILY OF MUTUAL FUNDS


International Growth Funds



   Pioneer India Fund
   Pioneer Emerging Markets Fund
   Pioneer International Growth Fund
   Pioneer Europe Fund


Growth Funds


   Pioneer Gold Shares
   Pioneer Growth Shares
   Pioneer Capital Growth Fund


Growth and Income Funds


   Pioneer Three
   Pioneer II
   Pioneer Fund
   Pioneer Real Estate Shares
   Pioneer Equity-Income Fund



Income Funds



   Pioneer Income Fund
   Pioneer Bond Fund
   Pioneer America Income Trust
   Pioneer Short-Term Income Trust



Tax-Free Income Funds



   Pioneer California Double Tax-Free Fund*
   Pioneer Massachusetts Double Tax-Free Fund*
   Pioneer New York Triple Tax-Free Fund*
   Pioneer Tax-Free Income Fund*
   Pioneer Intermediate Tax-Free Fund*


Money Market Funds


   Pioneer Tax-Free Money Fund*
   Pioneer Cash Reserves Fund
   Pioneer U.S. Government Money Fund
   *Not suitable for retirement accounts.

                                                                  [Pioneer Logo]


Pioneer
Bond Fund
60 State Street
Boston, Massachusetts


OFFICERS

JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
SHERMAN B. RUSS, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292


SERVICE INFORMATION
If you would like information on the following, please call:
Existing and new accounts, prospectuses, applications and service forms and telephone transactions 1-800-225-6292
FactFone(SM)
Automated fund yields, automated prices
and account information 1-800-225-4321
Retirement plans 1-800-622-0176
Toll-free fax 1-800-225-4240
Telecommunications Device for the Deaf (TDD) 1-800-225-1997

1095-2809
(C)Pioneer Funds Distributor, Inc.

                                PIONEER BOND FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                           Class A and Class B Shares


                                October 27, 1995


         This Statement of Additional Information (Part B of the Registration Statement) is not a Prospectus, but should be read in conjunction with the Prospectus dated October 27, 1995 of Pioneer Bond Fund (the "Fund"). A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. The Fund's Financial Statements for the fiscal year ended June 30, 1995 are included in this Statement of Additional Information.


                                TABLE OF CONTENTS
                                                                        Page

1.  Investment Policies and Restrictions..................................2
2.  Management of the Fund................................................6

3.  Investment Adviser...................................................11
4.  Underwriting Agreement and Distribution Plans........................12
5.  Shareholder Servicing/Transfer Agent.................................14
6.  Custodian............................................................15
7.  Principal Underwriter................................................15
8.  Independent Public Accountants.......................................16
9.  Portfolio Transactions...............................................16
10. Tax Status...........................................................18
11. Description of Shares................................................21
12. Certain Liabilities..................................................21
13. Determination of Net Asset Value.....................................22
14. Systematic Withdrawal Plan...........................................23
15. Letter of Intention..................................................24
16. Investment Results...................................................24
17. Financial Statements.................................................29


    Appendix A...........................................................B-30
    Appendix B...........................................................B-33
    Appendix C...........................................................B-35


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1.       INVESTMENT POLICIES AND RESTRICTIONS


         The Prospectus (the "Prospectus") of Pioneer Bond Fund (the "Fund") identifies the investment objectives and the principal investment policies of the Fund. Other investment policies of the Fund are set forth below.


Lending of Portfolio Securities

         The Fund may lend portfolio securities to member firms of the New York Stock Exchange (the "Exchange"), under agreements which would require that the loans be secured continuously by collateral in cash, cash equivalents or United States ("U.S.") Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

         As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms which have been approved in advance by the Fund's Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 30% of the value of the Fund's total assets. The Fund did not lend portfolio securities during the last fiscal year and has no present intention to engage in any material securities lending in the future.

Mortgage-Backed Securities

Multiple-Class Pass-through Securities and Collateralized Mortgage Obligations


         The Fund may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Typically, CMOs are collateralized by certificates of the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Risk Factors Associated with Mortgaged-Backed Securities

         The value of an investment in fixed rate obligations can be expected to rise as interest rates decline and decline as interest rates rise. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         The yield characteristics of Mortgage-Backed Securities, such as those in which the Fund may invest, differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayment in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.


Investment Restrictions

         Fundamental Investment Restrictions. The Fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. As used in the Prospectus and this Statement of Additional Information, such approval means the approval of the lesser of (i) the holders of 67% or more of the shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) the holders of more than 50% of the outstanding shares.

         The Fund may not:

                  (1) purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after and as a result of such investment, (a) more than 5% of the value of the Fund's total assets would be invested in securities of the issuer;
(b) the Fund would hold more than 10% of the voting securities of the issuer; or
(c) more than 25% of the value of the Fund's assets would be invested in a single industry (each of the electric utility, natural gas utility, and telephone industries shall be considered as a separate industry for this purpose);

                  (2) buy or sell real estate in the ordinary course of its business; provided, however, the Fund may invest in readily marketable debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

                  (3) buy or sell commodities or commodity contracts except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, interest rate swaps, caps and floors and repurchase agreements entered into in accordance with the Fund's investment policies.

                  (4)  underwrite any issue of securities;

                  (5) make loans in an aggregate amount in excess of 10% of the value of the Fund's total assets, taken at the time any loan is made, provided that (i) the purchase of debt securities pursuant to the Fund's investment objectives shall not be deemed loans for the purposes of this restriction, (ii) loans of portfolio securities as described, from time to time, under "Lending of Portfolio Securities" shall be made only in accordance with the terms and conditions therein set forth and (iii) in seeking a return on temporarily available cash, the Fund may engage in repurchase transactions maturing in one week or less and involving obligations of the U.S. Government, its agencies or instrumentalities;

                  (6) sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

                  (7)  purchase securities on margin;

                  (8) borrow money, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow up to 5% of the value of its total assets at the time of the borrowing; or

                  (9)  mortgage, pledge, or hypothecate any of its assets.

         Non-fundamental Investment Restrictions The following restrictions have been designated as non-fundamental and may be changed by a vote of the Fund's Board of Trustees without approval of shareholders.

         The Fund may not:

                  (1) invest in companies for the purpose of exercising control or management;

                  (2)  knowingly   purchase   securities  of  other   registered
investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

                  (3) invest in any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the total assets of the Fund, taken at market value, would be invested in such securities;

                  (4) purchase or retain the securities of any issuer, if those individual officers and trustees or directors of the Fund, its adviser or principal underwriter, each owning beneficially more than one half of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; or

                  (5) invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.

         It is the policy of the Fund not to concentrate its investments in securities of companies in any particular industry or group of industries. In the opinion of the staff of the Securities and Exchange Commission (the "SEC"), investments are concentrated in a particular industry if such investments aggregate 25% or more of the Fund's total assets. The Fund has agreed to abide by the foregoing non-fundamental policy which it will not change without the affirmative vote of a majority of the Fund's outstanding shares of beneficial interest.

         In connection with the offering of its shares in various states, as a matter of non-fundamental investment policy, the Fund has agreed not to invest in puts, calls, straddles, spreads or any combination thereof, in oil, gas or other mineral leases, exploration or development programs, or in real estate limited partnerships.


Other Policies and Risks

         The Fund may invest up to 15% of its assets in foreign securities and up to 5% of its assets in foreign securities which are not listed on a recognized foreign or domestic exchange, provided that purchases of Canadian securities are not subject to the limitations in this paragraph. Investing in securities of foreign companies and countries involves certain considerations and risks which are not typically associated with investing in U.S. government securities and those of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.

         Interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to interest paid to the Fund by the U.S. government or by domestic companies. In addition, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. The value of foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than domestic markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S.
companies.

2.       MANAGEMENT OF THE FUND

         The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

 JOHN    F. COGAN, JR.*,          President and a Director of The Pioneer
 Chairman of the Board            Group, Inc. ("PGI"); Chairman and a Director
 President and Trustee            of Pioneering Management Corporation ("PMC");
                                  Chairman of the Board and Director of Pioneer
                                  Funds Distributor, Inc. ("PFD"); Director of
                                  Pioneering Services Corporation ("PSC"),
                                  Pioneer Capital Corporation ("PCC") and
                                  Forest-Starma (a Russian corporation);
                                  President and Director of Pioneer Plans
                                  Corporation ("PPC"), Pioneer Investment Corp.
                                  ("PIC"), Pioneer Metals and Technology, Inc.
                                  ("PMT"), Pioneer International Corp.
                                  ("PIntl"), Luscina, Inc., Pioneer First
                                  Russia, Inc. ("First Russia"), Pioneer Omega,
                                  Inc. ("Omega") and Theta Enterprises, Inc.;
                                  Chairman, President and a Director of Pioneer
                                  Goldfields Limited ("PGL"); Chairman of the
                                  Supervisory Board of Pioneer Fonds Marketing,
                                  GmbH ("Pioneer GmbH"); Member of the
                                  Supervisory Board of Pioneer First Polish
                                  Trust Fund Joint Stock Company ("PFPT");
                                  Chairman and President of all of the Pioneer mutual funds and Chairman and Partner, Hale and Dorr (counsel to the Fund).

RICHARD H. EGDAHL, M.D.,          Professor of Management, Boston University
Trustee                           School of Management, since 1988; Professor
Boston University Health          of Public Health, Boston University School of
Policy Institute                  Public Health; Professor of Surgery, Boston
53 Bay State Road                 University School of Medicine and Boston
Boston, MA                        University Health Policy Institute; Director,
                                  Boston University Medical Center; Executive
                                  Vice President and Vice Chairman of the Board,
                                  University Hospital; Academic Vice President for Health Affairs, Boston University;
                                  Director, Essex Investment Management Company,
                                  Inc. (investment adviser), Health Payment
                                  Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc.
                                  (health care utilization management firm) and Springer-Verlag New York, Inc. (publisher);
                                  Honorary Trustee, Franciscan Children's
                                  Hospital and Trustee of all of the Pioneer mutual funds.


MARGARET B.W. GRAHAM,             Manager of Research Operations, Xerox Palo
Trustee                           Alto Research Center, since September, 1991;
The Keep                          Professor of Operations Management and
P.O. Box 110                      Management of Technology, Boston University
Little Deer Isle,                 School of Management ("BUSM"), since 1989;
ME 04650                          Associate Dean, BUSM, 1988 to 1990, and
                                  previously, Associate Professor, Department of
                                  Operations Management, BUSM; Trustee of all of the Pioneer mutual funds.

JOHN W. KENDRICK,                 Professor Emeritus and Adjunct Scholar,
Trustee                           George Washington University; Economic
6363 Waterway Drive               Consultant and Director, American Productivity
Falls Church, VA                  and Quality Center; American Enterprise
                                  Institute and Trustee of all of the Pioneer mutual funds, except Pioneer Variable
                                  Contracts Trust.


MARGUERITE A. PIRET,              President, Newbury, Piret & Company, Inc.
TrusteE                           (merchant banking firm) and Trustee of all of
One Boston Place, Suite 2363      the Pioneer mutual funds.
Boston, MA



DAVID D. TRIPPLE*                 Executive  Vice  President  and a  Director
Trustee and                       of PGI;  Director  of PFD; Director of PCC,
Executive Vice President          PIC, PIntl and Pioneer SBIC Corporation;
                                  President, Chief Investment Officer and a
                                  Director of PMC and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST,                  Partner, Sullivan & Cromwell (law firm);
Trustee                           Trustee, The Winthrop Focus Funds (mutual
125 Broad Street                  funds) and Trustee of all of the Pioneer
New York, New York                mutual funds.


JOHN WINTHROP,                    President, John Winthrop & Co., Inc. (a
Trustee                           private investment firm); Director of NUI
                                  Corp.; Trustee of Alliance Capital Reserves,
                                  Alliance Government Reserves and Alliance Tax
                                  Exempt Reserves and Trustee of all of the Pioneer mutual funds, except Pioneer Variable
                                  Contracts Trust. One North Adgers Wharf
                                  Charleston, South Carolina

SHERMAN B. RUSS,                  Senior Vice  President  of PMC,  Pioneer
Vice President                    Money Market Trust, Pioneer Short-Term Income
                                  Trust and Pioneer America Income Trust.

WILLIAM H. KEOUGH,                Senior Vice President, Chief Financial Officer
Treasurer                         and Treasurer of PGI and Treasurer of PFD,
                                  PMC,PSC, PCC, PIC, PIntl, PMT, PGL and Pioneer
                                  SBIC Corporation and Treasurer and Director of
                                  PPC and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI,                  Secretary of PGI, PMC, PPC, PIC,  PIntl, PMT
Secretary                         and PCC; Clerk of PFD and PSC; Partner, Hale
                                  and Dorr (counsel to the Fund) and Secretary of all of the Pioneer mutual funds.

ERIC W. RECKARD,                  Manager  of Fund  Accounting  and  Compliance
Assistant Treasurer               of PMC  since  May 1994, Manager of Auditing
                                  and Business Analysis for PGI prior to May
                                  1994 and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT,                  General  Counsel of PGI since 1995; formerly
Assistant Secretary               of Hale and Dorr (counsel to the  Fund)
                                  where he most recently served as junior
                                  partner and Assistant Secretary of all of the Pioneer mutual funds.

         Each of the above,  with the  exception  of  Sherman  B. Russ,  John W.
Kendrick and John Winthrop (Messrs. Kendrick and Winthrop are not officers, Trustees or Directors of Pioneer Variable Contracts Trust), is also an officer and/or Trustee or Director of the Pioneer mutual funds listed below. The Fund's Amended and Restated Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

         All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional private accounts.


         The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                           Investment         Principal
Fund Name                                   Adviser          Underwriter

Pioneer Fund                                  PMC                   PFD
Pioneer II                                    PMC                   PFD
Pioneer Three                                 PMC                   PFD
Pioneer Growth Shares                         PMC                   PFD
Pioneer Capital Growth Fund                   PMC                   PFD
Pioneer Equity-Income Fund                    PMC                   PFD
Pioneer Gold Shares                           PMC                   PFD

Pioneer Real Estate Shares                    PMC                   PFD

Pioneer Europe Fund                           PMC                   PFD
Pioneer International Growth Fund             PMC                   PFD
Pioneer India Fund                            PMC                   PFD

Pioneer Emerging Markets Fund                 PMC                   PFD
Pioneer Bond Fund                             PMC                   PFD
Pioneer America Income Trust                  PMC                   PFD
Pioneer Short-Term Income Trust               PMC                   PFD
Pioneer Income Fund                           PMC                   PFD
Pioneer Tax-Free Income Fund                  PMC                   PFD
Pioneer Intermediate Tax-Free Fund            PMC                   PFD
Pioneer California Double Tax-Free Fund       PMC                   PFD
Pioneer New York Triple Tax-Free Fund         PMC                   PFD
Pioneer Massachusetts Double Tax-Free Fund    PMC                   PFD

Pioneer Cash Reserve Fund                     PMC                   PFD
Pioneer U.S. Government Money Fund            PMC                   PFD
Pioneer Tax-Free Money Fund                   PMC                   PFD

Pioneer Interest Shares, Inc.                 PMC                 Note 1

Pioneer Variable Contracts Trust              PMC                 Note 2



Note 1 This fund is a closed-end fund.


Note 2 This is a series of seven separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.

         To the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI as of September 30, 1995, except Mr. Cogan who then owned approximately 15% of such shares. To the knowledge of the management of the Fund, no person or entity owned more than 5% of the outstanding Class A shares of the Fund as of September 30, 1995. As of September 30, 1995, the only person or entity that owned more than 5% of the outstanding Class B shares of the Fund was Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, Jacksonville, Florida, which owned of record 6.14% (58,962 shares) of the Fund's outstanding Class B shares.


Compensation of Officers and Trustees


         The Fund pays no salaries or compensation to any of its officers. The Fund pays an annual trustees' fee of $1,000, and a payment of $100 plus expenses per meeting attended, to each Trustee who is not affiliated with PMC, PFD or PSC and pays an annual trustees' fee of $500 plus expenses to each Trustee affiliated with PMC, PFD or PSC. Any such fees and expenses paid to affiliates or interested persons of PMC, PFD or PSC are reimbursed to the Fund under its management contract. As of September 30, 1995, the Trustees and officers of the Fund owned, in the aggregate, less than 1% of the outstanding securities of the Fund.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Fund for the fiscal year ending June 30, 1995:



                                       Pension or                    Total
                                       Retirement                 Compensation
                                        Benefits      Estimated     from Fund
                                       Accrued as      Annual         and
                           Aggregate    Part of       Benefits       Pioneer
                         Compensation     Fund          Upon        Family of
Name of Trustee            from Fund    Expenses      Retirement     Funds**


John F. Cogan, Jr.         $  500          $0             $0           $10,500
Richard H. Egdahl, M.D.     1,800           0              0            55,650
Margaret B.W. Graham        1,800           0              0            55,650
John W. Kendrick            1,800           0              0            55,650
Marguerite A. Piret         2,550           0              0            66,650
David D. Tripple              500           0              0            10,500
Stephen K. West             2,200           0              0            63,650
John Winthrop               2,300           0              0            63,650
           -------------------------------------------------------------------
                          $13,450          $0             $0          $381,900

*   As of the Fund's fiscal year end.
**  As of December 31, 1994 (calendar year end for all Pioneer mutual funds).



3.       INVESTMENT ADVISER

         The Fund has contracted with PMC, 60 State Street, Boston, Massachusetts, to act as its investment adviser. The term of the contract is one year, but it is renewable annually after such date by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or by vote of a majority of outstanding voting securities and the giving of sixty days' written notice. Pursuant to the management contract, PMC will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of PMC. PMC, however, is not protected against liability by reason of wilful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the respective management contract.

         As compensation for its management services and expenses incurred, PMC is entitled to a management fee at the rate of 0.50% per annum of the Fund's average daily net assets. The fee is normally computed daily and paid monthly. During its 1995, 1994 and 1993 fiscal years, the Fund paid or owed total management fees to PMC of approximately $546,000, $571,000 and $536,000, respectively.


4.       UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS

         The Fund has entered into an Underwriting Agreement with PFD. The Underwriting Agreement will continue from year to year if annually approved by the Trustees. The Underwriting Agreement provides that PFD will bear any distribution expenses not borne by the Fund.

         PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal and state securities law. The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.

         The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares (the "Class A Plan") and a plan of distribution with respect to Class B shares (the "Class B Plan") (together, the "Plans").

         Class A Plan

         Pursuant to the Class A Plan the Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in the Prospectus. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to Class A shares, the annual rate of 0.25% of the Fund's average annual net assets attributable to Class A.

         Class B Plan

         The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services to the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class B Plan also provides that PFD will receive all CDSC's attributable to Class B shares. (See "Distributions Plans" in the Prospectus.)

         General

         In accordance with the terms of the Plans, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the respective Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

         No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

         The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom had or have any direct or indirect financial interest in the operation of the Plans), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the respective Class of the Fund (as defined in the 1940 Act). A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).


         During the fiscal year ended June 30, 1995, the Fund incurred total distribution fees of $211,000 pursuant to the Class A Plan and $38,000 pursuant to the Class B Plan. Distribution fees were paid by the Fund to PFD in reimbursement of expenses related to servicing of shareholder accounts and to compensating dealers and sales personnel.


5.       SHAREHOLDER SERVICING/TRANSFER AGENT

         The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing agent and transfer agent for the Fund. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities and the giving of ninety days' written notice.

         Under the terms of its contract with the Fund, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to routine shareholder inquiries.


         PSC receives an annual fee of $28.00 per each Class A and Class B shareholder account from the Fund as compensation for the services described above. This fee is set at an amount determined by vote of a majority of the Fund's Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies.


6.       CUSTODIAN

         Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.

7.       PRINCIPAL UNDERWRITER


         PFD, 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the Fund. During the Fund's 1995, 1994 and 1993 fiscal years, net underwriting commissions earned by PFD in connection with its offering of Fund shares were approximately $39,000, $66,000 and $70,000, respectively. Commissions reallowed to dealers by PFD in those three years were approximately $268,000, $492,000 and $566,000, respectively. See "Underwriting Agreement and Distribution Plan" above for a description of the terms of the Underwriting Agreement with PFD.


         The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) pursuant to a bona fide purchase of assets, merger or other reorganization provided (i) the securities meet the investment objectives and policies of the Fund; (ii) the securities are acquired by the Fund for investment and not for resale; (ii) the securities are not restricted as to transfer either by law or liquidity of market; and (iv) the securities have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange or the New York Stock Exchange or by quotation under the NASD Automated Quotation System. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

8.       INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP, One International Place, Boston, Massachusetts 02110, are the Fund's independent public accountants, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9.       PORTFOLIO TRANSACTIONS


         All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the management contract. Securities purchased and sold on behalf of the Fund normally will be traded in the over-the counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Additionally, in selecting brokers or dealers, PMC will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; the reasonableness of any dealer spreads; and the dealer's sale of shares of the Fund or other Pioneer mutual funds.


         PMC may select dealers which provide brokerage and/or research services to the Fund and/or other investment companies managed by PMC. Consistent with
Section 28(e) of the Securities Exchange Act of 1934, as amended, the Fund may pay commissions to such broker-dealers in an amount greater than the amount another firm might charge as compensation for such services if PMC determines in good faith that the amount of the commissions charged by a broker-dealer is reasonable in relation to the services provided by such broker-dealer. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock price quotation services; furnishing analyses, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, performance of accounts, comparative fund statistics and credit rating service information; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of broker-dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the Fund and other investment companies managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. Management believes that no exact dollar value can be calculated for such services.

         The research received from dealers may be useful to PMC in rendering investment management services to the Fund and other investment companies managed by PMC, and conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other PMC clients may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

         In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by PMC. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

         The   Trustees   periodically   review   PMC's   performance   of   its
responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

         In addition to the Fund, PMC acts as investment adviser to other mutual funds in the Pioneer group and private accounts with investment objectives similar to those of the Fund. As such, securities may meet investment objectives of the Fund, such other funds and such private accounts. In such cases, the decision to recommend a purchase for one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each company presently has in a particular industry or country and the availability of investment funds in each company.

         It is possible that, at times, identical securities will be held by more than one fund and/or account. However, the position of any fund or account in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another mutual fund in the Pioneer group or a private account managed by PMC seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one account, the resulting participation in volume transactions could produce better executions for the Fund or other account. In the event that more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.

10.      TAX STATUS


         It is the Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. These requirements relate to the sources of its income, the diversification of its assets and the timing of its distributions to shareholders. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it receives, the Fund will be relieved of the necessity of paying federal income tax. The Fund is not subject to Massachusetts corporate excise or franchise taxes and, provided that it qualifies as a regulated investment company for federal income tax purposes, it will not be required to pay any Massachusetts income tax.


         Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss, if any, whether received in cash or additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. The federal income tax status of all distributions will be reported to shareholders annually. Because none of the Fund's income is expected to arise from dividends, no part of the distributions to its corporate shareholders will qualify for the dividends-received deduction for corporations.

         Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.


         If the Fund invests in certain payment-in-kind securities, zero coupon securities, or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the investment.

         Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on certain redemptions may be disallowed under "wash sale" rules in the event of other investments in the Fund within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other sale of shares.

         For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and are not expected to be distributed as such to shareholders. At June 30, 1995, the Fund had a net capital loss carryforward of $2,956,000, which will expire between 1998 and 2003 if not utilized.


         The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to satisfy the requirements for passing through to shareholders their pro rata shares of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes (in addition to dividends actually received) and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.


         Federal law requires that the Fund withhold 31% of reportable payments, including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases, to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Applications, or on separate W-9 Forms, that the Social Security or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

         The  description   above  relates  only  to  U.S.  federal  income  tax
consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% U.S. withholding tax (or withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. The description above also does not address special tax rules that may be applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Shareholders should consult their own tax advisors on these matters and on state, local and other applicable tax laws.


11.      DESCRIPTION OF SHARES

         The Fund's Declaration of Trust permits its Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. The Trustees may establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of the Fund, Class A shares and B shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

         The shares of the Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of the Fund vote together as a class on matters that affect the Fund in substantially the same manner. As to matters affecting a single class, shares of such class will vote separately.

         Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees. No amendment that adversely affects the rights of shareholders may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights except that under certain circumstances Class B shares may convert to Class A shares. Shares are fully paid and non-assessable by the Fund, except as set forth below. See "Certain Liabilities."


 12.     CERTAIN LIABILITIES

         As a Massachusetts business trust, the Fund's operations are governed by its Declaration of Trust dated December 7, 1993, a copy of which is on file with the office of the Secretary of State of The Commonwealth of Massachusetts. Theoretically, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series of the Fund and provides that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Fund itself will be unable to meet its obligations. In light of the nature of the Fund's business and the nature and amount of its assets, the possibility of the Fund's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is remote.

         The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

13.      DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of the Fund is determined as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern
Time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and

Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day in which no purchase orders for the shares of the Fund become effective and no shares are tendered for redemption, the net asset value per share is not required to be determined.

         The net asset value per share of each class of the Fund is computed by taking the value of all of its assets, less the Fund's liabilities, attributable to the class, and dividing it by the number of outstanding shares of the class. The Board of Trustees has directed that the fair market value of the Fund's assets should be determined as follows. Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations, to recommend valuations for normal institutional-sized trading units of debt securities. In addition, the Board has instructed advisory personnel not to rely exclusively on this pricing service if the fair market value of certain securities may be more accurately determined on the basis of information available from other sources. Temporary cash investments are valued at cost, which approximates market value.

         The Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B shares are offered at net asset value without the imposition of an initial sales charge.

14.      SYSTEMATIC WITHDRAWAL PLAN

         The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Withdrawals from Class B share accounts are limited to 10% of the value of the account at the time the SWP is implemented. Periodic checks of $50 or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

         Any income dividends or capital gains distributions on shares under the SWP will be credited to the Plan account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the Plan account. Share redemptions are taxable transactions, and in addition the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her investment.

         The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the Plan have been redeemed. The fees of PSC for maintaining Systematic Withdrawal Plans are paid by the Fund.

15.      LETTER OF INTENTION


         Purchases of $100,000 or over of Class A shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intention provided by PFD will qualify for a reduced sales charge. Such reduced sales charge will be the charge that would be applicable to the purchase of all Class A shares purchased during such 13-month period pursuant to a Letter of Intention had such shares been purchased all at once. See "How to Buy Fund Shares" in the Prospectus. For example, a person who signs a Letter of Intention providing for a total investment in Fund shares of $100,000 over a 13-month period would be charged at the 3.50% sales charge rate with respect to all purchases during that period. Should the amount actually purchased during the 13-month period be more or less than that indicated in the Letter, an adjustment in the sales charge will be made. A purchase not made pursuant to a Letter of Intention may be included thereafter if the Letter is filed within 90 days of such purchase. Any shareholder may also obtain the reduced sales charge by including the value (at current offering price) of all shares of record held in the Fund and other Pioneer mutual funds as of the date of the Letter of Intention as a credit toward determining the applicable scale of sales charge for the Class A shares to be purchased under the Letter of Intention.


         The Letter of Intention authorizes PSC to escrow shares having a purchase price equal to 5% of the stated investment in the Letter of Intention. A Letter of Intention is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated and the investor should read the provisions of the Letter of Intention contained in the Account Application carefully before signing.

16.      INVESTMENT RESULTS

         The Fund's yield quotations and average annual total return quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising and sales literature are calculated by standard methods prescribed by the SEC.

Quotations, Comparisons, and General Information

         From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to other relevant indices. For example, the Fund may compare a class's yield and/or total return to the Shearson Lehman Hutton Government Index, U.S. Government bond rates, or other comparable indices or investment vehicles.

         In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Personal Investor, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal, and Worth may also be cited (if the Fund is listed in such publications) or used for comparison, as well as performance listings and rankings from various other sources including CDA/Weisenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Ibbotson Associates, Johnson's Charts, Kanon Block Carre and Co., Lipper Analytical Services, Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

         In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to Fund shareholders.

         One of the primary methods used to measure the performance of a class of the Fund is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in the class, over any period up to the lifetime of the class. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year may be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.


         In representing investment results of a class, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his or her financial assets and obligations to determine how much to invest; (b) the need to analyze the objectives of various investments to determine where to invest; and (c) the need to analyze his or her time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

Standardized Yield Quotations

         The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                a-b
                  YIELD = 2[ ( ----- +1)6-1]
                                cd

Where:            a   =    interest earned during the period

                  b   =    net expenses accrued for the period

                  c   =    the  average  daily  number of shares  outstanding
                           during the period that were entitled to receive dividends

                  d   =    the maximum offering price per share on the last day
                           of the period

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

          (i) The yield to maturity of each obligation held by the Fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates.

         (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30 day base period.

         (iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled.

         (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

           With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the Fund may elect (i) to amortize the discount or premium on a remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the discount or premium on a remaining security.

           For purposes of computing yield, interest income is recognized by accruing 1/360 of the stated interest rate of each obligation in the Fund's portfolio each day that the obligation is in the portfolio. Expenses of a class accrued during any base period, if any, pursuant to the respective Distribution Plan are included among the expenses accrued during the base period.


           The Fund's yield for the 30 days ended June 30, 1995, computed as above was 5.80% for Class A shares and 5.29% for Class B shares.


Standardized Average Annual Total Return Quotations


           The average annual total return quotations for a class of shares is computed by finding the average annual compounded rate of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                           P(1+T)n  =   ERV

Where:     P     =     a hypothetical initial payment of $1000, less the
                       maximum sales load of $45 for Class A shares or the deduction of the CDSC on Class B shares at the end of the period.

           T     =     average annual total return

           n     =     number of years

           ERV   =     ending redeemable value of the hypothetical $1000
                       initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

           In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Fund's mean account size.


           The average annual total returns for Class A shares of the Fund for the one-year, five-year and ten-year periods ending June 30, 1995 were 6.42%, 8.08% and 8.44%, respectively. The average annual total returns for Class B shares of the Fund for the one-year and life-of-class periods (April 4, 1994 inception) ended June 30, 1995 were 6.57% and 4.62%, respectively.


Automated Information Line


           FactFonesm,  Pioneer's  24-hour  automated  information  line, allows
shareholders   to  dial   toll-free   1-800-225-4321   and  hear  recorded  fund
information, including:


           (Degree)    net asset value prices for all Pioneer mutual funds;

           (Degree)    annualized 30-day yields on Pioneer's fixed income funds;

           (Degree) annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

           (Degree) dividends and capital gains distributions on all Pioneer funds.

           Yields are calculated in accordance with SEC mandated standard formulas outlined earlier in this section.


           In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See "FactFonesm" in the Prospectus for more information.

           All performance numbers communicated through FactFonesm represent past performance; and figures for all quoted bond funds include the applicable maximum sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A and Class B shares (except for Pioneer money market funds, which seek a stable $1.00 share price) will also vary and may be worth more or less at redemption than their original cost.


17.        FINANCIAL STATEMENTS


           The Fund's financial statements for the fiscal year ended June 30, 1995 attached hereto have been included in reliance upon the report of Arthur Andersen LLP, independent public accountants, as experts in accounting and auditing.

                                   APPENDIX A

                          Description of Bond Ratings1

                        Moody's Investor's Service, Inc.2

           Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat bigger than in Aaa securities.

           A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

           Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    1The ratings indicated herein are believed to be the most recent ratings available at the date of this Prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year-end.

    2Rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

           THE FUND IS NOT PERMITTED TO INVEST IN DEBT SECURITIES WITH THE FOLLOWING MOODY'S RATINGS; THIS INFORMATION IS PROVIDED IN THE UNLIKELY EVENT THAT THE FUND WOULD RETAIN A DEBT SECURITY THAT HAD BEEN DOWNGRADED TO ONE OF THESE LOWER RATINGS.

           Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

           Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

           Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

           C: Bonds which are rated C are the lowest rated class of bonds an issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                        Standard & Poor's Ratings Group 3

           AAA: Bonds rated AAA are highest grade obligations. This rating indicates an extremely strong capacity to pay principal and interest.

           AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

           A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.


    3Rates  all   governmental   bodies  having   $1,000,000  or  more  of  debt
outstanding, unless adequate information is not available.

           BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

           THE FUND IS NOT PERMITTED TO INVEST IN DEBT SECURITIES WITH THE FOLLOWING STANDARD & POOR'S RATINGS; THIS INFORMATION IS PROVIDED IN THE UNLIKELY EVENT THAT THE FUND WOULD RETAIN A DEBT SECURITY THAT HAD BEEN DOWNGRADED TO ONE OF THESE LOWER RATINGS.

           BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

           B: Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

           CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

           CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

           C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC - debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

           C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

           D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                   APPENDIX B
                               INDEX DESCRIPTIONS


LONG-TERM CORPORATE BONDS *
For 1969 through 1991, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. Since most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios. For 1926 through 1968, total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 through 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon for 1969-1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times Mirror/ Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

LONG-TERM GOVERNMENT BOND TOTAL RETURN *
The total returns on long-term government bonds from 1977 to 1991 are constructed with data from The Wall Street Journal. Over 1926-1976, data are obtained from the Government Bond File at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed. Total returns for 1977-1991 are calculated as the change in the flat price or and-interest price.

INTERMEDIATE-TERM GOVERNMENT BONDS TOTAL RETURN *
Total returns of the intermediate-term government bonds for 1977-1991 are calculated from The Wall Street Journal prices, using the change in flat price. Returns for 1934 through 1986 are obtained from the CRSP Government Bond File. Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than 5 years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) For the period from 1934 through 1942, almost all bonds with maturities near 5 years were partially or full tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. Between 1926 and 1933, there are few bonds suitable for construction of a series with a 5-year maturity.
For this period, five year bond yield estimates are used.

U.S. (30 DAY) TREASURY BILL TOTAL RETURNS *
For the U.S. Treasury bill index, data from The Wall Street Journal are used for 1977-1991; the CRSP U.S. Government Bond File is the source of data through 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

BANK SAVINGS ACCOUNT **
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963-1987 and The Wall Street Journal for the years 1988-1994.

6 MONTH CD **
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.


Sources:    *  Ibbotson Associates
            **  Towers Data Systems

                                            COMPARATIVE PERFORMANCE STATISTICS

                                                  (Total Return Percent)
                  U.S. Long Term       U.S. Long Term       U.S. Interm.       U.S.(30Day)       Bank Savings      6 Month
                  Corp. Bonds *         Govt Bonds *        Govt Bonds *     Treasury Bill *      Account **        CD **
-------------------------------------------------------------------------------------------------------------------------------
Dec 1928               2.84                 0.10                0.92              3.56               N/A             N/A
Dec 1929               3.27                 3.42                6.01              4.75               N/A             N/A
Dec 1930               7.98                 4.66                6.72              2.41               5.30            N/A
Dec 1931              -1.85                 -5.31              -2.32              1.07               5.10            N/A
Dec 1932              10.82                 16.84               8.81              0.96               4.10            N/A
Dec 1933              10.38                 -0.07               1.83              0.30               3.40            N/A
Dec 1934              13.84                 10.03               9.00              0.16               3.50            N/A
Dec 1935               9.61                 4.98                7.01              0.17               3.10            N/A
Dec 1936               6.74                 7.52                3.06              0.18               3.20            N/A
Dec 1937               2.75                 0.23                1.56              0.31               3.50            N/A
Dec 1938               6.13                 5.53                6.23              -0.02              3.50            N/A
Dec 1939               3.97                 5.94                4.52              0.02               3.40            N/A
Dec 1940               3.39                 6.09                2.96              0.00               3.30            N/A
Dec 1941               2.73                 0.93                0.50              0.06               3.10            N/A
Dec 1942               2.60                 3.22                1.94              0.27               3.00            N/A
Dec 1943               2.83                 2.08                2.81              0.35               2.90            N/A
Dec 1944               4.73                 2.81                1.80              0.33               2.80            N/A
Dec 1945               4.08                 10.73               2.22              0.33               2.50            N/A
Dec 1946               1.72                 -0.10               1.00              0.35               2.20            N/A
Dec 1947              -2.34                 -2.62               0.91              0.50               2.30            N/A
Dec 1948               4.14                 3.40                1.85              0.81               2.30            N/A
Dec 1949               3.31                 6.45                2.32              1.10               2.40            N/A
Dec 1950               2.12                 0.06                0.70              1.20               2.50            N/A
Dec 1951              -2.69                 -3.93               0.36              1.49               2.60            N/A
Dec 1952               3.52                 1.16                1.63              1.66               2.70            N/A
Dec 1953               3.41                 3.64                3.23              1.82               2.80            N/A
Dec 1954               5.39                 7.19                2.68              0.86               2.90            N/A
Dec 1955               0.48                 -1.29              -0.65              1.57               2.90            N/A
Dec 1956              -6.81                 -5.59              -0.42              2.46               3.00            N/A
Dec 1957               8.71                 7.46                7.84              3.14               3.30            N/A
Dec 1958              -2.22                 -6.09              -1.29              1.54               3.38            N/A
Dec 1959              -0.97                 -2.26              -0.39              2.95               3.53            N/A
Dec 1960               9.07                 13.78              11.76              2.66               3.86            N/A
Dec 1961               4.82                 0.97                1.85              2.13               3.90            N/A
Dec 1962               7.95                 6.89                5.56              2.73               4.08            N/A
Dec 1963               2.19                 1.21                1.64              3.12               4.17            N/A
Dec 1964               4.77                 3.51                4.04              3.54               4.19            4.18
Dec 1965              -0.46                 0.71                1.02              3.93               4.23            4.68
Dec 1966               0.20                 3.65                4.69              4.76               4.45            5.75
Dec 1967              -4.95                 -9.18               1.01              4.21               4.67            5.48


                                      B-34


                  U.S. Long Term       U.S. Long Term       U.S. Interm.       U.S.(30Day)       Bank Savings      6 Month
                  Corp. Bonds *         Govt Bonds *        Govt Bonds *     Treasury Bill *      Account **        CD **
-------------------------------------------------------------------------------------------------------------------------------
Dec 1968               2.57                -0.26               4.54               5.21               4.68            6.44
Dec 1969              -8.09                -5.07               -0.74              6.58               4.80            8.71
Dec 1970              18.37                12.11               16.86              6.52               5.14            7.06
Dec 1971              11.01                13.23               8.72               4.39               5.30            5.36
Dec 1972               7.26                 5.69               5.16               3.84               5.37            5.38
Dec 1973               1.14                -1.11               4.61               6.93               5.51            8.60
Dec 1974              -3.06                 4.35               5.69               8.00               5.96           10.20
Dec 1975              14.64                 9.20               7.83               5.80               6.21            6.51
Dec 1976              18.65                16.75               12.87              5.08               6.23            5.22
Dec 1977               1.71                -0.69               1.41               5.12               6.39            6.12
Dec 1978              -0.07                -1.18               3.49               7.18               6.56           10.21
Dec 1979              -4.18                -1.23               4.09               10.38              7.29           11.90
Dec 1980              -2.76                -3.95               3.91               11.24              8.78           12.33
Dec 1981              -1.24                 1.86               9.45               14.71             10.71           15.50
Dec 1982              42.56                40.36               29.10              10.54             11.19           12.18
Dec 1983               6.26                 0.65               7.41               8.80               9.71            9.65
Dec 1984              16.86                15.48               14.02              9.85               9.92           10.65
Dec 1985              30.09                30.97               20.33              7.72               9.02            7.82
Dec 1986              19.85                24.53               15.14              6.16               7.84            6.30
Dec 1987              -0.27                -2.71               2.90               5.47               6.92            6.58
Dec 1988              10.70                 9.67               6.10               6.35               7.20            8.15
Dec 1989              16.23                18.11               13.29              8.37               7.91            8.27
Dec 1990               6.78                 6.18               9.73               7.81               7.80            7.85
Dec 1991              19.89                19.30               15.46              5.60               4.61            4.95
Dec 1992               9.39                 8.05               7.19               3.51               2.89            3.27
Dec 1993              13.19                18.24               11.24              2.90               2.73            2.88
Dec 1994              -5.76                -7.77               -5.14              3.90               4.96            5.40


                 * Source:   Ibbotson Associates
                ** Source:   Towers Data Systems

                                   APPENDIX C


           The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest, most respected and successful money managers in the United States.

           As of June 30, 1995, PMC employed a professional investment staff of 48, with a combined average of 15 years' experience in the financial services industry.

           Total assets of all Pioneer mutual funds at June 30, 1995 were approximately $11,504,000,000 representing 956,113 shareholder accounts. At June 30, 1995, there were 3,216 Class A non-retirement accounts and 2,422 Class A retirement plan accounts and 292 Class B non-retirement accounts and 175 Class B retirement accounts in the Fund.

                                PIONEER BOND FUND

                            PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

         (a)      Financial Statements:


                           The financial statements of the Registrant along with the report of Arthur Andersen LLP for the fiscal year ended June 30, 1995 are included in Part B, the Statement of Additional Information.


         (b)      Exhibits:


                           1.       Amended and Restated Declaration of Trust1
                           1.1.     Establishment and Designation of Classes*
                           2.       Amended and Restated By-Laws*
                           3.       None
                           4.       Specimen Stock Certificate**
                           5. Management Contract between Registrant and Pioneering Management Corporation*
                           6.1.     Underwriting Agreement*
                           6.2.     Form of Dealer Sales Agreement**
                           7.       None
                           8.       Custodian   Agreement  with  Brown  Brothers
                                    Harriman & Co.*
                           9.       Investment Company Service Agreement
                           10.      Opinion of Counsel*
                           11.      Consent of Arthur Andersen LLP*
                           12.      1995 Annual Report to Shareholders***
                           13.      Form of Stock Purchase Agreement**
                           14.      None


--------


*    Filed electronically herewith.

**   Incorporated  by reference from the exhibits  filed by the Registrant  with
     the   Registration   Statement  (File  No.   2-62436)  (the   "Registration
     Statement"), as amended.

*** Incorporated by reference from the 1995 Annual Report to Shareholders as filed with the Securities and Exchange Commission on August 25, 1995 (accession number 0000276776-95-000010).

                           15.      Distribution Plan*
                           15.1.    Form  of  Class  B Rule  12b-1  Distribution
                                    Plan*
                           16. Description of Average Annual Total Return and Yield Calculation*
                           17.      Financial Data Schedule****
                           18.      None
                           19.      Powers of Attorney*




Item 25. Persons Controlled By or Under
         Common Control With Registrant


         The Pioneer Group, Inc., a Delaware corporation ("PGI"), owns 100% of the outstanding capital stock of Pioneering Management Corporation, a Delaware corporation ("PMC"), Pioneering Services Corporation ("PSC"), Pioneer Funds Distributor, Inc. ("PFD"), Pioneer Capital Corporation ("PCC"), Pioneer SBIC Corp. ("SBIC"), Pioneer Associates, Inc., Pioneer International Corporation, Pioneer Plans Corporation ("PPC"), Pioneer Goldfields Limited ("PGL"), and Pioneer Investments Corporation ("PIC"), all Massachusetts corporations. PGI also owns 100% of the outstanding capital stock of Pioneer Metals and Technology, Inc. ("PMT"), a Delaware corporation, Pioneer Fonds Marketing GmbH ("GmbH"), a German corporation and Pioneer First Polish Trust Fund Joint Stock Company ("First Polish"), a Polish corporation. PGI owns 90% of the outstanding shares of Teberebie Goldfields Limited ("TGL").Pioneer Fund, Pioneer II, Pioneer Three, Pioneer America Income Trust, Pioneer Intermediate Tax-Free Fund, Pioneer Growth Trust, Pioneer Europe Fund, Pioneer International Growth Fund, Pioneer Short-Term Income Trust, Pioneer Tax-Free State Series Trust, Pioneer Money Market Trust, Pioneer Real Estate Shares and the Registrant (each of the foregoing, a Massachusetts business trust); and Pioneer Income Fund, Pioneer Tax-Free Income Fund, Pioneer Growth Shares, Pioneer India Fund and Pioneer Emerging Markets Fund (each of the foregoing, a Delaware business trust) and Pioneer Interest Shares, Inc. (a Nebraska Corporation) are all parties to management contracts with PMC. Pioneer Real Estate Shares (a Massachusetts business trust) is a party to a sub-investment management contract with PMC. PCC owns 100% of the outstanding capital stock of SBIC. SBIC is the

**** Filed with the Registrant's Form N-SAR on August 29, 1995 (accession number
     0000276776-95-000013).

sole general partner of Pioneer Ventures Limited Partnership, a Massachusetts limited partnership. John F. Cogan, Jr. owns approximately 15% of the outstanding shares of PGI. Mr. Cogan is Chairman of the Board, President and Trustee of the Registrant and of each of the Pioneer mutual funds; Director and President of PGI; President and Director of PPC, PIC, Pioneer International Corporation and PMT; Director of PCC and PSC; Chairman of the Board and Director of PMC, PFD and TGL; Chairman, President and Director of PGL; Chairman of the Supervisory Board of GmbH; Chairman and Member of Supervisory Board of First Polish and Partner, Hale and Dorr.


Item 26.  Number of Holders of Securities


         The following table sets forth the approximate number of recordholders of each class of securities of the Registrant as of September 30, 1995:


                                           Class A   Class B


         Number of Record Holders:           5,578     579



Item 27. Indemnification

         Except for the Amended and Restated Declaration of Trust dated December 7, 1993 establishing the Registrant as a Trust under Massachusetts law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability of which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


Item 28. Business and Other Connections of Investment Adviser

         All of the information required by this item is set forth in the Form ADV, as amended, of the Registrant's Manager, Pioneering Management Corporation. The following sections of such Form ADV are incorporated herein by reference:

           (a)   Items 1 and 2 of Part 2;

           (b)   Section 6, Business Background, of each Schedule D.

Item 29. Principal Underwriter

           (a)   See Item 25 above.
           (b)   Directors and Officers of PFD:



Name and Principal          Positions and Offices        Positions and Offices
Business Address            with Underwriter             with Registrant


John F. Cogan, Jr.          Director and Chairman        Chairman of the Board,
                                                         President and Trustee

Robert L. Butler            Director and President       None


David D. Tripple            Director                     Executive Vice
                                                         President and Trustee


Stephen M. Graziano         Senior Vice President        None


Stephen W. Long             Senior Vice President        None


Barry G. Knight             Vice President               None



John W. Drachman            Vice President               None

William A. Misata           Vice President               None

Anne W. Patenaude           Vice President               None

Elizabeth B. Rice           Vice President               None

Gail A. Smyth               Vice President               None


Constance D. Spiros         Vice President               None

Marcy L. Supovitz           Vice President               None


Steven R. Berke             Assistant                    None
                            Vice President

Mary Sue Hoban              Assistant                    None
                            Vice President

William H. Keough           Treasurer                    Treasurer

Roy P. Rossi                Assistant Treasurer          None

Joseph P. Barri             Clerk                        Secretary

Robert P. Nault             Assistant Clerk              Assistant Secretary


---------------


* The principal business address of each is 60 State Street, Boston, Massachusetts 02109.



                  (c) Not applicable.


Item 30. Location of Accounts and Records

         The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.


Item 31. Management Services

         The Registrant is a party to one contract, described in the Prospectus and the Statement of Additional Information, under which it receives management and advisory services from Pioneering Management Corporation.


Item 32. Undertakings

         The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 25th day of October, 1995.


                                            PIONEER BOND FUND


                                            By:/s/John F. Cogan, Jr.
                                               John F. Cogan, Jr.
                                               President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 23 to the Registration Statement of Pioneer Bond
Fund (File No. 2-62436) has been signed below by the following persons in the capacities and on the dates indicated:


         Title and Signature                          Date

Principal Executive Officer:        )
                                    )
                                    )
John F. Cogan, Jr.*                 )
John F. Cogan, Jr., President       )
                                    )
Principal Financial and             )
Accounting Officer:                 )
                                    )
                                    )
William H. Keough*                  )
William H. Keough, Treasurer        )


A MAJORITY OF THE BOARD OF TRUSTEES:


John F. Cogan, Jr.*                 )
John F. Cogan, Jr., Trustee         )
                                    )
Richard H. Egdahl, M.D.*            )
Richard H. Egdahl, Trustee          )

                                    )
Margaret B.W. Graham*               )
Margaret B.W. Graham, Trustee       )
                                    )
John W. Kendrick*                   )
John W. Kendrick, Trustee           )
                                    )
Marguerite A. Piret*                )
Marguerite A. Piret, Trustee        )
                                    )
David D. Tripple*                   )
David D. Tripple, Trustee           )
                                    )
Stephen K. West*                    )
Stephen K. West, Trustee            )
                                    )
John Winthrop*                      )
John Winthrop, Trustee              )





*By      /s/Joseph P. Barri                       October 25, 1995
         Joseph P. Barri
         Attorney-in-fact

                                  Exhibit Index


                                                                  Sequential
Exhibit                                                              Page
Number   Document Title                                             Number


1.       Amended and Restated Declaration of Trust
1.1.     Establishment and Designation of Classes
2.       Amended and Restated By-Laws
5.       Management Contract between Registrant
         and Pioneering Management Corporation
6.1      Underwriting Agreement
8.       Custodian Agreement with Brown Brothers
         Harriman & Co.
10.      Opinion of Counsel
11.      Consent of Arthur Andersen LLP
15.      Distribution Plan
15.1.    Class B Rule 12b-1 Distribution Plan
16. Description of Average Annual Total Return and Yield Calculation
19.      Powers of Attorney